UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2025

MultiSensor AI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3938682 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive

Beaumont, Texas 77705

(Address of principal executive offices) (Zip Code)

(866) 861-0788

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	The Nasdaq Capital Market
Warrants to purchase common stock	MSAIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2025, MultiSensor AI Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, a total of 18,388,894 shares of common stock were present in person or by remote communication or represented by proxy at the meeting, representing approximately 55.16% of the Company’s outstanding common stock as of the April 15, 2025 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s definitive Proxy Statement on Schedule 14A filed on April 25, 2025 (the “Proxy Statement”) and the supplement to the Proxy Statement filed on June 2, 2025 with the Securities and Exchange Commission.

Item 1 - Election of Margaret Chu, Stuart V Flavin III, Daniel Friedberg, David Gow and Petros Kitsos as directors to hold office until the Company’s annual meeting of stockholders to be held in 2026 and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Margaret Chu	12,675,149	419,987	5,293,758
Stuart V Flavin III	13,044,446	50,690	5,293,758
Daniel Friedberg	13,044,232	50,904	5,293,758
David Gow	13,044,710	50,426	5,293,758
Petros Kitsos	11,963,847	1,131,289	5,293,758

Item 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED
18,046,038	327,818	15,038

Item 3 - Approval of an amendment to the Company’s 2023 Incentive Award Plan to increase the number of shares of common stock reserved for issuance pursuant to awards.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
11,585,216	1,494,392	15,528	5,293,758

Item 4 - Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal No. 3.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
11,601,529	1,478,587	15,020	5,293,758

Based on the foregoing votes, the director nominees were elected and each of Items 2, 3 and 4 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTISENSOR AI HOLDINGS, INC.

Date: June 6, 2025	By:	/s/ Robert Nadolny
Robert Nadolny
Chief Financial Officer and Secretary